UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02192

BNY Mellon Sustainable U.S. Equity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/2022

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

SEMI-ANNUAL REPORT November 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2022 through November 30, 2022, as provided by portfolio manager Nick Pope of Newton Investment Management Limited (Newton), sub-adviser

Market and Fund Performance Overview

For the six-month period ended November 30, 2022, the BNY Mellon Sustainable U.S. Equity Fund Inc.’s (the “fund”) Class A shares produced a total return of −1.75%, Class C shares returned −2.11%, Class I shares returned −1.64%, Class Y shares returned −1.63% and Class Z shares returned −1.69%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of −.39% for the same period.2

U.S. equities lost ground during the reporting period under pressure from tightening global monetary policies, ongoing uncertainties related to Russia’s invasion of Ukraine, and the impact on global growth and supply chains of China’s COVID-19 lockdowns. The fund underperformed the Index largely due to the fund’s lack of exposure to energy and a bias in favor of growth at a time when markets favored value-oriented stocks over their growth-oriented counterparts.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes with sustainable business practices and have no material, unresolvable, environmental, social and governance (ESG) issues. The fund invests principally in common stocks.

The fund may invest in the stocks of companies with any market capitalization but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stock of foreign companies, including up to 10% in the securities of issuers in emerging market countries, that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

Newton seeks attractively priced companies (determined using both quantitative and qualitative fundamental analysis) with good products or services, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

Inflation-Driven Rate Increases Pressure Markets

Concerns regarding a shift in global monetary policy continued to weigh on U.S. equities at the start of the reporting period, with stretched valuations a cause for concern in the face of hawkish central banks. Renewed COVID-19-related lockdowns in China also weighed on investor sentiment, given the negative implications for economic growth and supply chains. The risk of recession loomed toward the end of June 2022 amid a more aggressive, global tightening cycle led by the U.S. Federal Reserve (the “Fed”) in response to rising inflation. However, stock markets started the third quarter of the year on a firmer footing, bolstered, in part, by a quarterly corporate reporting season that proved better than feared. A less hawkish tone from the Fed during the announcement of a 0.75% increase in U.S. interest rates in July generated additional positive momentum. However, Fed Chair Powell’s subsequent speech at the Jackson Hole Economic Symposium, just a month later, disabused investors of any nascent hopes that a dovish policy pivot might materialize in the near future. Somewhat higher-than-expected U.S. consumer price inflation numbers in September underscored the argument in favor of maintaining tight U.S. monetary conditions. These factors inevitably placed downward pressure on risk assets, exacerbated by Russia’s actions to cut flows of natural gas to Europe ahead of winter, and by the turmoil in the gilt market following the UK government’s ill-fated ‘mini-budget’ in late September.

U.S. equities moved higher in October and November as investors considered mixed corporate earnings amid signs of persistent inflationary pressures. Although some less hawkish headlines regarding the Fed’s planned interest rate rises bolstered markets, the risk of recession remained a real concern. Elsewhere in the world, China continued to attract the attention of investors as Xi Jinping, the country’s president, revealed a new leadership team that demonstrated his tightening grip on power. For the first time, President Xi’s strict coronavirus controls were met with a public show of dissent, with protests breaking out around the country, which many viewed as a potential catalyst for swifter reopening.

Lack of Energy Exposure and a Growth Bias Detract

The fund held no exposure to the energy sector, which generated relatively strong returns due to high oil prices. Most energy sector businesses lack the characteristics that we find to be consistent with the fund’s sustainable mandate. Relative returns also suffered from the growth bias often inherent in names supported by sustainable themes, which led to a growth tilt in the fund. Growth-oriented shares generally underperformed as investors continued to reappraise the valuations of higher-multiple growth stocks in a rising interest-rate environment, despite recent derating of such stocks. In addition, the fund’s stock selection in the health care and consumer discretionary sectors hampered relative performance. Notable underperformers included medical device makers Medtronic and Edwards Lifesciences. Medtronic shares suffered following a setback for the company’s renal denervation (RDN) treatment toward the end of the period, as well as disappointing quarterly revenue results due a lagging recovery in procedural volumes. Despite short-term execution issues, we continue to see the business as well positioned for changes to the health care landscape, given its attractive pipeline and emphasis on technology. Edwards Lifesciences shares declined in the face of soft quarterly financial results, which were hampered by hospital staffing shortages and foreign-exchange headwinds. Macroeconomic challenges continued to dampen enthusiasm for the company’s shares for much of the period.

On the positive side, the fund’s relative performance benefited from underweight positioning in communication services and consumer discretionary, and lack of exposure to real estate. Stock selection contributed positively to relative returns in industrials, information technology and consumer staples. Top contributors to performance included industrial manufacturer Trane Technologies and capital markets firm Goldman Sachs Group. Trane Technologies shares found favor with investors as second-quarter 2022 revenue and earnings numbers came in ahead of expectations. We believe the company’s long-term outlook continues to be supported by decarbonization and energy efficiency trends. Despite increasing recession-related concerns, Goldman Sachs Group shares rose on better-than-expected third-quarter 2022 profits and revenues, with the company confirming a reorganization of its business, splitting it into three segments. The fund also benefited from its lack of exposure to social media company Meta Platforms and electric car maker Tesla, two sizeable Index constituents that experienced sharp declines in share price.

Focused on Sustainable and Resilient Businesses

Despite stronger performance of late, U.S. equities continue to face now-familiar headwinds: rising inflation, more hawkish policies from the Fed and growing concern regarding the

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

possibility of a recession. These challenges are likely to remain in place over the shorter term although, as we reflect on the extent to which equities have now derated, the focus may soon turn to earnings resilience in a weakening economic environment, with both revenues and margins subject to vulnerability. Investors are beginning to contemplate how a shift away from the easy monetary policy regime of the past decade, alongside a move from the generational trend of globalization, is likely to manifest itself in the growth outlook for the world economy and how financial assets are valued. This transition brings with it a complex environment of supply challenges, heightened inflation, an energy crisis, a more challenged growth outlook, a war in Europe and broadly increasing geopolitical tensions. With such a degree of uncertainty and a wide dispersion of views within the market, we continue to focus the fund’s assets on highly sustainable businesses that we believe will be long-term winners and that can prove resilient in a wide range of outcomes.

As of November 30, 2022, the fund’s largest sector overweight remains in information technology. While prevailing market conditions have not favored the space of late, as investors have fretted over the impact of higher bond yields on growth-oriented stocks’ valuations, we believe that the fundamental business-model strength and growth prospects of the fund’s holdings will reassert in time. On the other hand, given the growing intensity of the squeeze on incomes and likely headwinds for the consumer over the coming months, we are more cautious concerning consumer discretionary, with the fund maintaining underweight exposure to the sector.

December 15, 2022

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Socially responsible portfolios can limit the number of investment opportunities available to the portfolio which may produce more modest gains than portfolios that are not subject to such special investment considerations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Environmental, social and governance (ESG) managers may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Fund, Inc. from June 1, 2022 to November 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.72	$8.43	$3.48	$3.38	$3.73
Ending value (after expenses)	$982.50	$978.90	$983.60	$983.70	$983.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.81	$8.59	$3.55	$3.45	$3.80
Ending value (after expenses)	$1,020.31	$1,016.55	$1,021.56	$1,021.66	$1,021.31
†

Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C, .70% for Class I, .68% for Class Y and .75% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.2%
Banks - 3.9%
First Republic Bank	50,470		6,440,477
JPMorgan Chase & Co.	75,722		10,463,266
			16,903,743
Capital Goods - 5.4%
Ingersoll Rand Inc.	218,745		11,805,668
Trane Technologies PLC	62,939		11,229,576
			23,035,244
Consumer Durables & Apparel - 2.6%
NIKE Inc., Cl. B	100,961		11,074,412
Diversified Financials - 3.2%
The Goldman Sachs Group Inc.	35,903		13,863,943
Food & Staples Retailing - 2.9%
Costco Wholesale Corp.	23,024		12,415,692
Food, Beverage & Tobacco - 5.2%
Darling Ingredients Inc.	110,714	[a]	7,952,587
PepsiCo Inc.	76,573		14,205,057
			22,157,644
Health Care Equipment & Services - 8.2%
Abbott Laboratories	66,077		7,108,564
Edwards Lifesciences Corp.	100,972	[a]	7,800,087
Medtronic PLC	125,603		9,927,661
The Cooper Companies	32,913		10,412,027
			35,248,339
Insurance - 4.8%
Chubb Ltd.	63,946		14,041,902
The Progressive Corp.	50,266		6,642,652
			20,684,554
Materials - 5.1%
Albemarle Corp.	33,930		9,432,201
CF Industries Holdings Inc.	68,503		7,411,340
Ecolab Inc.	32,240		4,830,519
			21,674,060
Media & Entertainment - 4.0%
Alphabet Inc., Cl. A	167,615	[a]	16,927,439
Pharmaceuticals Biotechnology & Life Sciences - 6.7%
AbbVie Inc.	61,778		9,957,378
Eli Lilly & Co.	33,519		12,438,230
Merck & Co.	57,273		6,306,903
			28,702,511
Retailing - 4.1%
Amazon.com Inc.	181,008	[a]	17,474,512

Description		Shares		Value ($)
Common Stocks - 99.2% (continued)
Semiconductors & Semiconductor Equipment - 4.8%
Applied Materials Inc.		43,978		4,819,989
SolarEdge Technologies Inc.		20,807	[a]	6,218,380
Texas Instruments Inc.		51,766		9,341,692
				20,380,061
Software & Services - 19.4%
Accenture PLC, Cl. A		37,247		11,208,740
Fidelity National Information Services Inc.		101,333		7,354,749
Intuit Inc.		22,276		9,079,475
Mastercard Inc., Cl. A		41,499		14,790,244
Microsoft Corp.		114,990		29,338,549
Salesforce Inc.		71,772	[a]	11,501,463
				83,273,220
Technology Hardware & Equipment - 8.5%
Apple Inc.		196,429		29,077,385
TE Connectivity Ltd.		56,979		7,186,191
				36,263,576
Telecommunication Services - 2.1%
Verizon Communications Inc.		230,127		8,970,350
Transportation - 2.1%
Norfolk Southern Corp.		34,808		8,928,252
Utilities - 6.2%
CMS Energy Corp.		124,789		7,620,864
Eversource Energy		102,288		8,475,584
NextEra Energy Inc.		124,254		10,524,314
				26,620,762
Total Common Stocks (cost $314,236,100)				424,598,314
	1-Day Yield (%)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,984,791)	3.94	3,984,791	[b]	3,984,791
Total Investments (cost $318,220,891)		100.1%		428,583,105
Liabilities, Less Cash and Receivables		(.1%)		(448,347)
Net Assets		100.0%		428,134,758

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	32.7
Health Care	14.9
Financials	12.0
Consumer Staples	8.1
Industrials	7.5
Consumer Discretionary	6.7
Utilities	6.2
Communication Services	6.0
Materials	5.1
Investment Companies	.9
100.1

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 5/31/2022	Purchases ($)†	Sales ($)	Value ($) 11/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	4,726,372	25,727,214	(26,468,795)	3,984,791	53,354

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	314,236,100	424,598,314
Affiliated issuers	3,984,791	3,984,791
Dividends receivable		317,037
Receivable for shares of Common Stock subscribed		42,938
Prepaid expenses		41,946
		428,985,026
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		263,594
Payable for shares of Common Stock redeemed		502,380
Directors’ fees and expenses payable		9,301
Other accrued expenses		74,993
		850,268
Net Assets ($)		428,134,758
Composition of Net Assets ($):
Paid-in capital		262,863,268
Total distributable earnings (loss)		165,271,490
Net Assets ($)		428,134,758

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	30,552,253	1,355,162	54,059,770	18,762,466	323,405,107
Shares Outstanding	1,940,894	104,230	3,331,457	1,149,330	19,863,020
Net Asset Value Per Share ($)	15.74	13.00	16.23	16.32	16.28

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,091,770
Affiliated issuers	53,354
Total Income	3,145,124
Expenses:
Management fee—Note 3(a)	1,317,029
Shareholder servicing costs—Note 3(c)	206,827
Professional fees	48,697
Registration fees	44,121
Prospectus and shareholders’ reports	15,171
Directors’ fees and expenses—Note 3(d)	11,829
Chief Compliance Officer fees—Note 3(c)	7,538
Custodian fees—Note 3(c)	5,376
Distribution fees—Note 3(b)	5,178
Loan commitment fees—Note 2	4,811
Interest expense—Note 2	2,028
Miscellaneous	10,097
Total Expenses	1,678,702
Less—reduction in expenses due to undertaking—Note 3(a)	(10,855)
Less—reduction in fees due to earnings credits—Note 3(c)	(4,314)
Net Expenses	1,663,533
Net Investment Income	1,481,591
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,832,932
Net change in unrealized appreciation (depreciation) on investments	(18,657,343)
Net Realized and Unrealized Gain (Loss) on Investments	(10,824,411)
Net (Decrease) in Net Assets Resulting from Operations	(9,342,820)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations ($):
Net investment income	1,481,591	2,210,241
Net realized gain (loss) on investments	7,832,932	46,412,997
Net change in unrealized appreciation (depreciation) on investments	(18,657,343)	(64,520,226)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,342,820)	(15,896,988)
Distributions ($):
Distributions to shareholders:
Class A	-	(1,944,917)
Class C	-	(98,875)
Class I	-	(3,745,422)
Class Y	-	(1,317,100)
Class Z	-	(16,641,833)
Total Distributions	-	(23,748,147)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,290,563	4,540,146
Class C	15,172	483,490
Class I	4,539,109	35,125,537
Class Y	1,569	404,208
Class Z	338,466	1,769,435
Distributions reinvested:
Class A	-	1,809,471
Class C	-	98,875
Class I	-	2,547,395
Class Y	-	1,279,161
Class Z	-	15,829,791
Cost of shares redeemed:
Class A	(4,684,319)	(12,833,302)
Class C	(318,465)	(435,024)
Class I	(25,563,346)	(21,209,432)
Class Y	(121,120)	(8,387,316)
Class Z	(8,146,735)	(19,406,058)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(32,649,106)	1,616,377
Total Increase (Decrease) in Net Assets	(41,991,926)	(38,028,758)
Net Assets ($):
Beginning of Period	470,126,684	508,155,442
End of Period	428,134,758	470,126,684

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Capital Share Transactions (Shares):
Class A
Shares sold	85,861	250,173
Shares issued for distributions reinvested	-	96,812
Shares redeemed	(308,968)	(718,554)
Net Increase (Decrease) in Shares Outstanding	(223,107)	(371,569)
Class C
Shares sold	1,218	30,302
Shares issued for distributions reinvested	-	6,358
Shares redeemed	(24,310)	(28,931)
Net Increase (Decrease) in Shares Outstanding	(23,092)	7,729
Class Ia,b
Shares sold	288,693	1,872,113
Shares issued for distributions reinvested	-	132,539
Shares redeemed	(1,651,705)	(1,169,321)
Net Increase (Decrease) in Shares Outstanding	(1,363,012)	835,331
Class Ya
Shares sold	101	20,739
Shares issued for distributions reinvested	-	66,175
Shares redeemed	(7,764)	(488,033)
Net Increase (Decrease) in Shares Outstanding	(7,663)	(401,119)
Class Zb
Shares sold	21,390	93,960
Shares issued for distributions reinvested	-	820,621
Shares redeemed	(520,610)	(1,043,376)
Net Increase (Decrease) in Shares Outstanding	(499,220)	(128,795)

[a]	During the period ended May 31, 2022, 4,909 Class Y shares representing $72,747 were exchanged for 4,941 Class I shares.
[b]	During the period ended November 30, 2022, 6,239 Class Z shares representing $97,703 were exchanged for 6,263 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	November 30, 2022	Year Ended May 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	16.02	17.31	13.04	11.39	10.94	13.26
Investment Operations:
Net investment income[a]	.04	.04	.09	.10	.13	.08
Net realized and unrealized gain (loss) on investments	(.32)	(.53)	4.67	1.89	.80	.60
Total from Investment Operations	(.28)	(.49)	4.76	1.99	.93	.68
Distributions:
Dividends from net investment income	-	(.08)	(.10)	(.18)	(.18)	(.10)
Dividends from net realized gain on investments	-	(.72)	(.39)	(.16)	(.30)	(2.90)
Total Distributions	-	(.80)	(.49)	(.34)	(.48)	(3.00)
Net asset value, end of period	15.74	16.02	17.31	13.04	11.39	10.94
Total Return (%)[b]	(1.75)[c]	(3.50)	37.09	17.40	8.66	5.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[d]	.97	.99	1.02	1.04	1.11
Ratio of net expenses to average net assets	.95[d]	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	.48[d]	.21	.57	.80	1.11	.67
Portfolio Turnover Rate	8.27[c]	24.86	30.42	36.37	39.66	49.82
Net Assets, end of period ($ x 1,000)	30,552	34,673	43,901	31,351	24,150	20,812

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class C Shares	November 30, 2022	Year Ended May 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.28	14.51	10.99	9.60	9.26	11.64
Investment Operations:
Net investment income (loss)[a]	(.02)	(.08)	(.02)	.01	.04	(.01)
Net realized and unrealized gain (loss) on investments	(.26)	(.43)	3.93	1.58	.67	.53
Total from Investment Operations	(.28)	(.51)	3.91	1.59	.71	.52
Distributions:
Dividends from net investment income	-	-	-	(.04)	(.07)	-
Dividends from net realized gain on investments	-	(.72)	(.39)	(.16)	(.30)	(2.90)
Total Distributions	-	(.72)	(.39)	(.20)	(.37)	(2.90)
Net asset value, end of period	13.00	13.28	14.51	10.99	9.60	9.26
Total Return (%)[b]	(2.11)[c]	(4.23)	35.98	16.58	7.80	4.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.86[d]	1.80	1.83	1.82	1.81	1.86
Ratio of net expenses to average net assets	1.70[d]	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income (loss) to average net assets	(.26)[d]	(.54)	(.16)	.07	.37	(.08)
Portfolio Turnover Rate	8.27[c]	24.86	30.42	36.37	39.66	49.82
Net Assets, end of period ($ x 1,000)	1,355	1,691	1,736	2,351	2,898	3,481

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
Class I Shares	November 30, 2022	Year Ended May 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	16.50	17.80	13.38	11.68	11.22	13.53
Investment Operations:
Net investment income[a]	.06	.09	.13	.14	.16	.12
Net realized and unrealized gain (loss) on investments	(.33)	(.55)	4.81	1.94	.80	.62
Total from Investment Operations	(.27)	(.46)	4.94	2.08	.96	.74
Distributions:
Dividends from net investment income	-	(.12)	(.13)	(.22)	(.20)	(.15)
Dividends from net realized gain on investments	-	(.72)	(.39)	(.16)	(.30)	(2.90)
Total Distributions	-	(.84)	(.52)	(.38)	(.50)	(3.05)
Net asset value, end of period	16.23	16.50	17.80	13.38	11.68	11.22
Total Return (%)	(1.64)[b]	(3.26)	37.43	17.72	8.89	5.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72[c]	.70	.72	.72	.74	.81
Ratio of net expenses to average net assets	.70[c]	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	.73[c]	.47	.81	1.04	1.36	.91
Portfolio Turnover Rate	8.27[b]	24.86	30.42	36.37	39.66	49.82
Net Assets, end of period ($ x 1,000)	54,060	77,438	68,681	35,247	14,261	10,710

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	November 30, 2022	Year Ended May 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	16.59	17.89	13.45	11.66	11.20	13.52
Investment Operations:
Net investment income[a]	.06	.09	.07	.14	.16	.12
Net realized and unrealized gain (loss) on investments	(.33)	(.55)	4.89	1.93	.80	.61
Total from Investment Operations	(.27)	(.46)	4.96	2.07	.96	.73
Distributions:
Dividends from net investment income	-	(.12)	(.13)	(.12)	(.20)	(.15)
Dividends from net realized gain on investments	-	(.72)	(.39)	(.16)	(.30)	(2.90)
Total Distributions	-	(.84)	(.52)	(.28)	(.50)	(3.05)
Net asset value, end of period	16.32	16.59	17.89	13.45	11.66	11.20
Total Return (%)	(1.63)[b]	(3.24)	37.38	17.70	8.90	5.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68[c]	.67	.74	.71	.71	.77
Ratio of net expenses to average net assets	.68[c]	.67	.70	.70	.70	.70
Ratio of net investment income to average net assets	.76[c]	.49	.57	1.13	1.35	1.01
Portfolio Turnover Rate	8.27[b]	24.86	30.42	36.37	39.66	49.82
Net Assets, end of period ($ x 1,000)	18,762	19,199	27,882	205	317	256

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
Class Z Shares	November 30, 2022	Year Ended May 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	16.56	17.86	13.43	11.68	11.21	13.53
Investment Operations:
Net investment income[a]	.05	.08	.12	.13	.15	.11
Net realized and unrealized gain (loss) on investments	(.33)	(.55)	4.82	1.94	.81	.60
Total from Investment Operations	(.28)	(.47)	4.94	2.07	.96	.71
Distributions:
Dividends from net investment income	-	(.11)	(.12)	(.16)	(.19)	(.13)
Dividends from net realized gain on investments	-	(.72)	(.39)	(.16)	(.30)	(2.90)
Total Distributions	-	(.83)	(.51)	(.32)	(.49)	(3.03)
Net asset value, end of period	16.28	16.56	17.86	13.43	11.68	11.21
Total Return (%)	(1.69)[b]	(3.29)	37.38	17.65	8.81	5.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[c]	.74	.76	.79	.81	.87
Ratio of net expenses to average net assets	.75[c]	.74	.75	.77	.78	.77
Ratio of net investment income to average net assets	.68[c]	.42	.77	1.00	1.28	.85
Portfolio Turnover Rate	8.27[b]	24.86	30.42	36.37	39.66	49.82
Net Assets, end of period ($ x 1,000)	323,405	337,126	365,956	284,793	262,053	263,433

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Services Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	424,598,314	-	-	424,598,314
Investment Companies	3,984,791	-	-	3,984,791

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2022 was as follows: ordinary income $9,471,852 and long-term capital gains $14,276,295. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2022 was approximately $87,432 with a related weighted average annualized interest rate of 4.63%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with the Adviser, the management fee is computed at an annual rate of ..60% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses of Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Adviser, or the Adviser will bear such excess expense. During the period ended November 30, 2022, there was no expense reimbursement pursuant to the Agreement.

The Adviser has contractually agreed, from June 1, 2022 through September 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after September 30, 2023, the Adviser may terminate this expense limitation at any time. The reduction in

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

expenses, pursuant to the undertaking, amounted to $10,855 during the period ended November 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended November 30, 2022, the Distributor retained $431 from commissions earned on sales of the fund’s Class A shares and $18 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2022, Class C shares were charged $5,178 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2022, Class A and Class C shares were charged $38,212 and $1,726, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2022, Class Z shares were charged $81,129 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2022, the fund was charged $44,377 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $4,314.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ended November 30, 2022, the fund was charged $5,376 pursuant to the custody agreement.

During the period ended November 30, 2022, the fund was charged $7,538 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $204,700, Distribution Plan fees of $806, Shareholder Services Plan fees of $24,552, Custodian fees of $5,400, Chief Compliance Officer fees of $2,721 and Transfer Agent fees of $25,415.

(d) Each Board Member also serves as a Board Member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2022, amounted to $35,796,953 and $65,486,548, respectively.

At November 30, 2022, accumulated net unrealized appreciation on investments was $110,362,214, consisting of $129,868,118 gross unrealized appreciation and $19,505,904 gross unrealized depreciation.

At November 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on August 1-2, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional large-cap core funds selected by Broadridge as comparable to the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund (the “Performance Group 1”) and with a broader group of funds consisting of all retail and institutional large-cap core funds (the “Performance Universe”), all for various periods ended June 30, 2022; (2) at the request of the Adviser, the performance of the fund’s Class I shares with the performance of a second group of institutional large-cap core funds with an above average Morningstar ESG (environmental, social and governance) Sustainable Ranking selected by Broadridge (the “Performance Group 2”), all for various periods ended June 30, 2022; and (3) the fund’s actual and contractual management fees and total expenses with those of two groups of comparable funds, one identical to Performance Group 1 (the “Expense Group 1”) and the other identical to Performance Group 2 (the “Expense Group 2”), and with a broader group of all institutional large-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Groups and Performance Universe and the Expense Groups and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group 1 median for all periods, except the one-, two- and ten-year periods when the total return performance was below the Performance Group 1 median, and the fund’s total return performance was below the Performance Group 2 median for all periods, except the three- and four-year periods when the total return performance was above the Performance Group 2 median, and was above the Performance Universe medians for all periods, except the one-, two- and ten-year periods when the total return performance was below the Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four-star overall rating from Morningstar and a four-star rating for the three- and five-year periods based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense limitation arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group 1 median and equal to the Expense Group 2 median contractual management fee, the fund’s actual management fee was higher than the Expense Group 1 median, equal to the Expense Group 2 median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group 1 median and Expense Group 2 median and equal to the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes of shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by the funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Sustainable U.S. Equity Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DTCAX Class C: DTCCX Class I: DRTCX Class Y: DTCYX Class Z: DRTHX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2023 BNY Mellon Securities Corporation 0035SA1122

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: January 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: January 21, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: January 20, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)